UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2019

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Long Term Incentive Plan

On June 25, 2019, EyePoint Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “Plan Amendment”) to the Company’s 2016 Long Term Incentive Plan (the “Plan”) to increase the number of shares available for issuance thereunder by 11,000,000 shares. Summaries of the Plan and the Plan Amendment are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”). Those summaries and the above descriptions of the Plan and Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the Plan and Plan Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

2019 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board, also approved the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”). A summary of the ESPP is set forth in the Proxy Statement. That summary and the above description of the ESPP do not purport to be complete and are qualified in their entirety by reference to the ESPP, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 26, 2019, the record date for the Annual Meeting, there were 106,105,728 shares of common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 85,119,379, or 80.22%, were present in person or voted by proxy, which constituted a quorum. The holders of shares of our Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal No. 1.    Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2020 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote type	Vote Results
Göran Ando, M.D.	For	62,641,683
	Withheld	847,253
	Non Votes	21,630,443
Nancy Lurker	For	62,696,791
	Withheld	792,145
	Non Votes	21,630,443
David J. Mazzo, Ph.D.	For	60,675,305
	Withheld	2,813,631
	Non Votes	21,630,443
Douglas Godshall	For	62,798,614
	Withheld	690,322
	Non Votes	21,630,443
Jay Duker, M.D.	For	62,800,612
	Withheld	688,324
	Non Votes	21,630,443
Kristine Peterson	For	58,917,379
	Withheld	4,571,557
	Non Votes	21,630,443
Ronald W. Eastman	For	61,679,428
	Withheld	1,809,508
	Non Votes	21,630,443
John B. Landis, Ph.D.	For	62,787,280
	Withheld	701,656
	Non Votes	21,630,443
David Guyer, M.D.	For	60,387,529
	Withheld	3,101,407
	Non Votes	21,630,443

Proposal No. 2.    Approval of an Amendment to the EyePoint Pharmaceuticals, Inc. 2016 Long Term Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2016 Long Term Incentive Plan. The voting on this proposal is set forth below:

Vote type	Vote Results
For	60,148,036
Against	3,147,482
Abstain	193,418
Non Votes	21,630,443

Proposal No. 3.    Approval of the EyePoint Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan

The Company’s stockholders approved the Company’s 2019 Employee Stock Purchase Plan. The voting on this proposal is set forth below:

Vote type	Vote Results
For	62,156,656
Against	1,281,042
Abstain	51,238
Non Votes	21,630,443

Proposal No. 4.    Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	56,942,895
Against	6,357,439
Abstain	188,602
Non Votes	21,630,443

Proposal No. 5.    Non-Binding Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes

The Company’s stockholders recommended, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting on this proposal is set forth below:

Vote type	Vote Results
1 Year	62,530,754
2 Years	233,085
3 Years	427,124
Abstain	297,973
Non-Votes	21,630,443

Proposal No. 6.    Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting on this proposal is set forth below:

Vote type	Vote Results
For	83,261,159
Against	695,809
Abstain	1,162,411
Non Votes	0

Item 9.01 Financial	Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	EyePoint Pharmaceuticals, Inc. 2016 Long Term Incentive Plan

10.2	Amendment No. 1 to EyePoint Pharmaceuticals, Inc. 2016 Long Term Incentive Plan

10.3	EyePoint Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date: June 28, 2019	/s/ Nancy Lurker
Nancy Lurker
President and Chief Executive Officer